Exhibit 99.1

Contacts
Media Relations:	Patricia Kelly +1 (212) 733-3810 Patricia.Kelly@Pfizer.com Christine Waller +1 (724) 514-1968 Christine.Waller@mylan.com

Investor Relations:	Ryan Crowe +1 (212) 733-8160 Ryan.Crowe@Pfizer.com Melissa Trombetta +1 (724) 514-1813 Melissa.Trombetta@mylan.com

Pfizer and Mylan Announce Two Future Viatris Board Members

Ian Read and James Kilts offer strong experience to support long-term value creation

NEW YORK, December 18, 2019 – Pfizer Inc. (NYSE: PFE) and Mylan N.V. (NASDAQ: MYL) today announced that Ian Read and James Kilts will join the Viatris board of directors upon completion of the planned combination of Mylan N.V. and Upjohn Inc., which is expected to occur in mid-2020. The Viatris board will oversee a company with a combined global presence and a mission to serve the health needs of people around the world.

Ian Read currently serves as Pfizer’s Executive Chairman. In his previous role, he served as Pfizer’s Chairman and Chief Executive Officer beginning in December 2011, having been named President and Chief Executive Officer in December 2010. During his tenure as CEO, Pfizer generated a total shareholder return of 250%, achieved 32 FDA approvals, invested significantly in R&D, and completed several transformational transactions to help strengthen Pfizer’s pipeline. Ian is the lead director of the Kimberly Clark corporation.

James Kilts, a Pfizer director since 2007, has held numerous leadership roles in a wide range of companies. He has previously served as Vice Chairman of The Proctor and Gamble Company; Chairman and CEO of The Gillette Company; President and CEO of Nabisco Group Holdings Corporation; Chairman of the Nielsen Company B.V.; and Chairman of Big Heart Pet Brands. He currently serves as a Director of MetLife Inc., The Simply Good Foods Company and Unifi, Inc. and is also a Founding Partner of Centerview Capital, a private equity firm.

Dr. Albert Bourla, Pfizer Chief Executive Officer, said, “Today, I’m pleased to announce two of the three Pfizer-designated members of the Viatris board – Ian Read and Jim Kilts. Ian is a highly regarded industry veteran with a strong record of value creation and extensive knowledge of the Upjohn business and the markets in which both Upjohn and Mylan operate. Jim has a distinguished career in business, serving as chief executive officer of two global companies and establishing a successful private equity firm. Ian and Jim are proven leaders with governance expertise and financial acumen, which will benefit Viatris patients and shareholders in the years to come. I sincerely thank them for their significant contributions to Pfizer’s success.”

“I’m delighted that Ian and Jim will serve on the Viatris board,” said Mylan Chairman Robert J. Coury. “I’ve known Ian for some time, and his overall experience and knowledge of the Upjohn portfolio will serve Viatris well given the purpose and direction of the new company. Jim brings extensive leadership and transformation experience – a skillset that will be especially relevant for Viatris as the new company continues the extensive transformation of the legacy Mylan business and creates a new champion for global health. Combined with other talented members expected on our new board, Ian and Jim will help unlock the value of our combined assets and accelerate our ability to serve the world’s changing health needs.”

As previously announced, upon the completion of the transaction, Robert J. Coury will serve as the Executive Chairman of the Viatris board and Michael Goettler, current Group President, Upjohn, will serve as Chief Executive Officer and board member. Also, as previously announced, Ian Read has chosen to retire from Pfizer’s board on December 31, 2019. James Kilts will cease being a member of Pfizer’s board immediately upon the closing of the transaction.

About Pfizer: Breakthroughs That Change Patients’ Lives

At Pfizer, we apply science and our global resources to bring therapies to people that extend and significantly improve their lives. We strive to set the standard for quality, safety and value in the discovery, development and manufacture of health care products, including innovative medicines and vaccines. Every day, Pfizer colleagues work across developed and emerging markets to advance wellness, prevention, treatments and cures that challenge the most feared diseases of our time. Consistent with our responsibility as one of the world’s premier innovative biopharmaceutical companies, we collaborate with health care providers, governments and local communities to support and expand access to reliable, affordable health care around the world. For more than 150 years, we have worked to make a difference for all who rely on us. We routinely post information that may be important to investors on our website at www.Pfizer.com. In addition, to learn more, please visit us on www.Pfizer.com and follow us on Twitter at @Pfizer and @Pfizer News, LinkedIn, YouTube and like us on Facebook at Facebook.com/Pfizer.

About Mylan

Mylan is a global pharmaceutical company committed to setting new standards in healthcare. Working together around the world to provide 7 billion people access to high quality medicine, we innovate to satisfy unmet needs; make reliability and service excellence a habit; do what’s right, not what’s easy; and impact the future through passionate global leadership. We offer a growing portfolio of more than 7,500 marketed products around the world, including antiretroviral therapies on which more than 40% of people being treated for HIV/AIDS globally depend. We market our products in more than 165 countries and territories. We are one of the world’s largest producers of active pharmaceutical ingredients. Every member of our approximately 35,000-strong workforce is dedicated to creating better health for a better world, one person at a time. Learn more at Mylan.com. We routinely post information that may be important to investors on our website at investor.mylan.com.

ADDITIONAL INFORMATION

This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. In connection with the proposed combination of Upjohn Inc. (“Newco”), a wholly owned subsidiary of Pfizer Inc. (“Pfizer”) and Mylan N.V. (“Mylan”), which will immediately follow the proposed separation of the Upjohn business (the “Upjohn Business”) from Pfizer (the “proposed transaction”), Newco and Mylan have filed certain materials with the Securities and Exchange Commission (the “SEC”), including, among other materials, the Registration Statement on Form S-4 which includes a proxy statement/prospectus (as amended, the “Form S-4”), and Form 10 which includes an information statement (as amended, the “Form 10”), each of which has been filed by Newco with the SEC on October 25, 2019 and subsequently amended. The registration statements have not yet become effective. After the Form S-4 is effective, a definitive proxy statement/prospectus will be sent to the Mylan shareholders seeking approval of the proposed transaction, and after the Form 10 is effective, a definitive information statement will be made available to the Pfizer stockholders relating to the proposed transaction. Newco and Mylan intend to file additional relevant materials with the SEC in connection with the proposed transaction, including a proxy statement of Mylan in definitive form. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT MYLAN, NEWCO AND THE PROPOSED TRANSACTION. The documents relating to the proposed transaction (when they are available) can be obtained free of charge from the SEC’s website at www.sec.gov. These documents (when they are available) can also be obtained free of charge from Mylan, upon written request to Mylan, at (724) 514-1813 or investor.relations@mylan.com or from Pfizer on Pfizer’s internet website at https://investors.Pfizer.com/financials/sec-filings/default.aspx or by contacting Pfizer’s Investor Relations Department at (212) 733-2323, as applicable.

FORWARD LOOKING STATEMENTS

This communication contains “forward-looking statements”. Such forward-looking statements may include, without limitation, statements about the proposed transaction, the expected timetable for completing the proposed transaction, the benefits and synergies of the proposed transaction, future opportunities for the combined company and products and any other statements regarding Pfizer’s, Mylan’s, the Upjohn Business’s or the combined company’s future operations, financial or operating results, capital allocation, dividend policy, debt ratio, anticipated business levels, future earnings, planned activities, anticipated growth, market opportunities, strategies, competitions, and other expectations and targets for future periods. Forward-looking statements may often be identified by the use of words such as “will”, “may”, “could”, “should”, “would”, “project”, “believe”, “anticipate”, “expect”, “plan”, “estimate”, “forecast”, “potential”, “pipeline”, “intend”, “continue”, “target”, “seek” and variations of these words or comparable words. Because forward-looking statements inherently involve risks and uncertainties, actual future results may differ materially from those expressed or implied by such forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to: the parties’ ability to meet expectations regarding the timing, completion and accounting and tax treatments of the proposed transaction; changes in relevant tax and other laws; the parties’ ability to consummate the proposed transaction; the conditions to the completion of the proposed transaction, including receipt of approval of Mylan’s shareholders, not being satisfied or waived on the anticipated timeframe or at all; the regulatory approvals required for the proposed transaction not being obtained on the terms expected or on the anticipated schedule or at all; inherent uncertainties involved in the estimates and judgments used in the preparation of financial statements and the providing of estimates of financial measures, in accordance with accounting principles generally accepted in the United States of America and related standards, or on an adjusted basis; the integration of Mylan and Newco being more difficult, time consuming or costly than expected; Mylan’s, the Upjohn Business’s and the combined company’s failure to achieve expected or targeted future financial and operating performance and results; the possibility that the combined company may be unable to achieve expected benefits, synergies and operating efficiencies in connection with the proposed transaction within the expected time frames or at all or to successfully integrate Mylan and Newco; customer loss and business disruption being greater than expected following the proposed transaction; the retention of key employees being more difficult following the proposed transaction; any regulatory, legal or other impediments to Mylan’s, the Upjohn Business’s or the combined company’s ability to bring new products to market, including but not limited to where Mylan, the Upjohn Business or the combined company uses its business judgment and decides to manufacture, market and/or sell products, directly or through third parties, notwithstanding the fact that allegations of patent infringement(s) have not been finally resolved by the courts (i.e., an “at-risk launch”); success of clinical trials and Mylan’s, the Upjohn Business’s or the combined company’s ability to execute on new product opportunities; any changes in or difficulties with Mylan’s, the Upjohn Business’s or the combined company’s manufacturing facilities, including with respect to remediation and restructuring activities, supply chain or inventory or the ability to meet anticipated demand; the scope, timing and outcome of any ongoing legal proceedings, including government investigations, and the impact of any such proceedings on Mylan’s, the Upjohn Business’s or the combined company’s consolidated financial condition, results of operations and/or cash flows; Mylan’s, the Upjohn Business’s and the combined company’s ability to protect their respective intellectual property and preserve their respective intellectual property rights; the effect of any changes in customer and supplier relationships and customer purchasing patterns; the ability to attract and retain key personnel; changes in third-party relationships; actions and decisions of healthcare and pharmaceutical regulators; the impacts of competition; changes in the economic and financial conditions of the Upjohn Business or the business of Mylan or the combined company; uncertainties regarding future demand, pricing and reimbursement for Mylan’s, the Upjohn Business’s or the combined company’s products; and uncertainties and matters beyond the control of management and other factors described under “Risk Factors” in each of Pfizer’s and Mylan’s Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and other filings with the SEC. These risks, as well as other risks associated with Mylan, the Upjohn Business, the combined company and the proposed transaction are also more fully discussed in the Form S-4 and the Form 10. You can access Pfizer’s, Mylan’s or Newco’s filings with the SEC through the SEC website at www.sec.gov or through Pfizer’s or Mylan’s website, as applicable, and Pfizer and Mylan strongly encourage you to do so. Except as required by applicable law, Pfizer, Mylan and Newco undertake no obligation to update any statements herein for revisions or changes after the date of this communication.

PARTICIPANTS IN THE SOLICITATION

This communication is not a solicitation of a proxy from any investor or security holder. However, Pfizer, Mylan, Newco and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in connection with the proposed transaction under the rules of the SEC. Information about the directors and executive officers of Pfizer may be found in its Annual Report on Form 10-K filed with the SEC on February 28, 2019, its definitive proxy statement and additional proxy statement relating to its 2019 Annual Meeting filed with the SEC on March 14, 2019 and on April 2, 2019, respectively, and Current Report on Form 8-K filed with the SEC on June 27, 2019. Information about the directors and executive officers of Mylan may be found in its amended Annual Report on Form 10-K filed with the SEC on April 30, 2019, and its definitive proxy statement relating to its 2019 Annual Meeting filed with the SEC on May 24, 2019. Additional information regarding the interests of these participants can also be found in the Form S-4 and will also be included in the definitive proxy statement of Mylan in connection with the proposed transaction when it becomes available. These documents (when they are available) can be obtained free of charge from the sources indicated above.

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